EXHIBIT NO. 99.(a) 16

MFS VARIABLE INSURANCE TRUST II

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

TERMINATION OF SERIES

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated August 12, 2003, as amended (the “Declaration”), of MFS Variable Insurance Trust II, a business Trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio, each a series of the Trust, have been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 3, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER	JOHN P. KAVANAUGH
Robert E. Butler	John P. Kavanaugh
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MAUREEN R. GOLDFARB	ROBERT J. MANNING
Maureen R. Goldfarb	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

DAVID H. GUNNING	J. DALE SHERRATT
David H. Gunning	J. Dale Sherratt
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

WILLIAM R. GUTOW	LAURIE J. THOMSEN
William R. Gutow	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MICHAEL HEGARTY	ROBERT W. UEK
Michael Hegarty	Robert W. Uek
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116